Exhibit 10.5

EX-10.5 1/7 Exhibit 10.5 July 1, 2019 ADDENDUM TO LEASE DATED May 6, 2017 BY AND BETWEEN: Hegan Lane Partnership, Lessor and Lulu’s Fashion Lounge, Inc., Lessee Property Address: 2812 Hegan Lane, Unit B Chico, CA 95928 The purpose of this addendum is to record the name change of Lulu’s Fashion Lounge, Inc. to Lulu’s Fashion Lounge, LLC.All other terms and conditions of the above-mentioned lease are in full force and effect. 9/4/19 9/6/2019DATE DATE/s/ Crystal Landsem /s/ Hegan Lane PartnershipLulu’s Fashion Lounge, LLC. Hegan Lane Partnership

EX-10.5 2/7 July 1, 2019 ADDENDUM TO LEASE DATED October 26, 2017 BY AND BETWEEN: Hegan Lane Partnership, Lessor andLulu’s Fashion Lounge, Inc., Lessee Property Address: 2812 Hegan Lane, Unit C+F Chico, CA 95928 The purpose of this addendum is to record the name change of Lulu’s Fashion Lounge, Inc. to Lulu’s Fashion Lounge, LLC.All other terms and conditions of the above-mentioned lease are in full force and effect. 9/4/19 9/6/2019DATE DATE/s/ Crystal Landsem /s/ Hegan Lane PartnershipLulu’s Fashion Lounge, LLC. Hegan Lane Partnership

EX-10.5 3/7 July 1, 2019 ADDENDUM TO LEASE DATED May 6, 2017 BY AND BETWEEN: Hegan Lane Partnership, Lessor andLulu’s Fashion Lounge, LLC., Lessee Property Address: 2812 Hegan Lane, Unit B Chico, CA 95928 This extension of the above-mentioned lease is for one additional 3 year period from January 1st , 2020 to December 31 th, 2022. Base rent during the extended term shall be increased to $0.70 per square foot for the term of this option as laid out below. Unit B01.01.2020-12.31.2022: $6777.00 All other terms and conditions of the above-mentioned lease are in full force and effect. 9/4/19 9/6/2019DATE DATE/s/ Crystal Landsem /s/ Hegan Lane PartnershipLulu’s Fashion Lounge, LLC. Hegan Lane Partnership

EX-10.5 4/7 July 1, 2019 ADDENDUM TO LEASE DATED October 26, 2017 BY AND BETWEEN: Hegan Lane Partnership, Lessor andLulu’s Fashion Lounge, LLC., Lessee Property Address: 2812 Hegan Lane, Unit C+F Chico, CA 95928 This extension of the above-mentioned lease is for one additional 3 year period from January 1st , 2020 to December 31 th, 2022. Base rent during the extended term shall be increased by 2% above the prior year base rent as laid out below. Unit C 01.01.2020: $29917.00 01.01.2021: $30515.0001.01.2022: $31125.00Unit F01.01.2020: $3343.00 01.01.2021: $3410.00 01.01.2022: $3478.00All other terms and conditions of the above-mentioned lease are in full force and effect. 9/4/19 9/6/2019DATE DATE/s/ Crystal Landsem /s/ Hegan Lane PartnershipLulu’s Fashion Lounge, LLC. Hegan Lane Partnership

EX-10.5 5/7 July 1, 2019 ADDENDUM TO LEASE DATED July 1, 2019 BY AND BETWEEN: Hegan Lane Partnership, Lessor andLulu’s Fashion Lounge, LLC., Lessee Property Address: 2812 Hegan Lane, B Chico, CA 95928 This extension of the above-mentioned lease is regarding the additional space of 22,698 square feet of base rocked property at the rear of 2812 Hegan Lane to be used for temporary parking. This is currently being rented on a month to month basis and will continue until the end of 2019.Starting on January 1st , 2020 the additional parking will be on a three year term from January 1st, 2020 to December 31, 2022, rent will remain at $800 All other terms and conditions of the above-mentioned lease are in full force and effect. 9/4/19 9/6/2019DATE DATE/s/ Crystal Landsem /s/ Hegan Lane PartnershipLulu’s Fashion Lounge, LLC. Hegan Lane Partnership

EX-10.5 6/7

EX-10.5 7/7